UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2022

DYNATRACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road, Suite 116		02451
Waltham	MA
(Address of principal executive offices)		(Zip Code)
(781) 530-1000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 24, 2022, Dynatrace Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 14, 2022 (the "Proxy Statement"). The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as a Class III director of the Company’s Board of Directors for a three-year term that expires at the Company’s annual meeting of stockholders in 2025 and until their successor has been duly elected and qualified, subject to their earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Ambika Kapur Gadre	248,793,353	333,306	11,168,129
Steve Rowland	210,681,883	38,444,776	11,168,129
Kenneth "Chip" Virnig	203,507,562	45,619,097	11,168,129

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
260,100,327	171,087	23,374	0

Proposal 3 – Non-Binding Advisory Vote To Approve Compensation of Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
231,930,526	16,461,893	734,240	11,168,129

No other matters were brought before the Annual Meeting and no other votes were held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2022	Dynatrace, Inc.

	By:	/s/ Kevin C. Burns
Kevin C. Burns
Chief Financial Officer & Treasurer
(Principal Financial Officer)